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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 5, 2005
                                                  -------------


                             ABERCROMBIE & FITCH CO.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-12107                 31-1469076
       --------------                  ------------            --------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                     6301 Fitch Path, New Albany, Ohio 43054
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
            --------------------------------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

         On May 5, 2005, Abercrombie & Fitch Co. (the "Registrant") issued a news release reporting net sales and comparable store sales for the four-week period ended April 30, 2005 and net sales and comparable store sales for the first quarter ended April 30, 2005. A copy of the May 5, 2005 news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.


         On May 5, 2005, the Registrant issued a news release reporting net sales and comparable store sales for the four-week period ended April 30, 2005 and net sales and comparable store sales for the first quarter ended April 30, 2005. A copy of the May 5, 2005 news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.


          (a) and (b) Not applicable.

          (c) Exhibit:

         The following exhibit is furnished with this Current Report on Form
8-K:

              Exhibit No.       Description
              -----------       -----------
                  99.1          News Release issued by Abercrombie & Fitch Co.
                                on May 5, 2005



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ABERCROMBIE & FITCH CO.


Dated:  May 5, 2005                   By: /s/ Robert S. Singer
                                          -------------------------
                                          Robert S. Singer
                                          President and Chief Operating Officer


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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                                Dated May 5, 2005

                             Abercrombie & Fitch Co.


        Exhibit No.     Description
        -----------     -----------
           99.1         News Release issued by Abercrombie & Fitch Co.
                        on May 5, 2005


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